UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  March 27, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Dec ’06	Jan ’07	Feb ’07
Process Management	+15 to +20	+15	+15
Industrial Automation	+15	+10 to +15	+15
Network Power	+10 to +15	+5 to +10	0
Climate Technologies	-5 to -10	-5 to 0	+0 to +5
Appliance and Tools	+0 to +5	+0 to +5	+0 to +5
Total Emerson	+5 to +10	+5 to +10	+5 to +10

February 2007 Order Comments:

Order growth remained solid led by strength from Process Management and Industrial Automation. The Climate Technologies segment improved slightly while growth was mixed at Network Power and Appliance and Tools. Favorable currency exchange rates contributed nearly 3 percentage points to the increase.

Process Management orders remained strong as robust capital spending by the global energy markets drove growth across the segment. A strong global presence continued to support above-market growth rates for this business.

Order growth for Industrial Automation remained at high levels driven by demand from the capital goods markets in Europe and Asia. Growth for this segment continued to be led by the power generating alternator and electronic drives businesses. Orders also benefited from the weaker dollar.

Orders were flat for the Network Power segment. Weakness in the North American telecom and embedded power businesses offset strength in the uninterruptible power supply (UPS) and precision cooling businesses.

Climate Technologies trends were positive as order strength in Europe and Asia offset weakness in the United States.

Appliance and Tools order growth remained in the 0 to 5 percent range. Strong growth in the tools business offset softness in the storage, motors and appliance businesses.

Upcoming Investor Events:

On Tuesday, May 1, 2007, Emerson will issue the Company’s second quarter 2007 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: March 27, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary